EXHIBIT 10.3

FIRST AMENDMENT TO
RIGHTS AGREEMENT
BETWEEN
ORCHID BIOSCIENCES, INC.
AND
AMERICAN STOCK TRANSFER & TRUST COMPANY

This First Amendment to Rights Agreement (the “Amendment”) is made as of this 31st day of March, 2003 by and between Orchid BioSciences, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company as rights agent (the “Rights Agent”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement (as defined below).

WHEREAS, the Company has entered into a Securities Purchase Agreement dated as of March 31, 2003 by and among the Company and the Purchasers set forth on the execution pages thereof (the “Purchase Agreement”), pursuant to which the Company will issue and sell to the Purchasers units, each consisting of (i) one share of the Company’s Series A Convertible Preferred Stock, par value $.001 per share (the “Preferred Shares”), convertible into 22,222.22 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), and (ii) a warrant (the “Warrants”) to acquire 6,666.67 shares of Common Stock;

WHEREAS, the Company and the Rights Agent are parties to a Rights Agreement dated as of July 27, 2001 (the “Rights Agreement”); and

WHEREAS, the parties desire to amend the Rights Agreement in connection with the execution and delivery of the Purchase Agreement, the issuance and sale of the Preferred Shares and Warrants and the issuance of Common Stock upon the conversion of the Preferred Shares and the exercise of the Warrants, and the Company and the Rights Agent have executed and delivered this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein set forth, the parties hereby agree as follows:

1.     The definition of “Acquiring Person” set forth in Section 1(a) of the Rights Agreement is hereby amended by adding the following sentence to the end of such definition:

“Notwithstanding the foregoing, none of SDS Capital Partners, SDS Merchant Fund, LP, BayStar Capital II, L.P., DMG Legacy Fund LLC, DMG Legacy Institutional Fund LLC or DMG Legacy International Ltd., or any affiliate thereof (each a “Preferred Purchaser” and collectively, the “Preferred Purchasers”) shall be or become an Acquiring Person by reason of (i) the execution or delivery of the Securities Purchase Agreement dated as of March 31, 2003 by and among the Company and the Purchasers set forth on the execution pages thereof (the “Purchase Agreement”), (ii) the purchase of shares of Series A Convertible Preferred Stock, par value $.001 per share, of the Company (the “Preferred Shares”) pursuant to the terms and conditions of the Purchase Agreement, (iii) the purchase of warrants to purchase shares of Common Stock of the Company (the “Warrants”) pursuant to the terms and conditions of the Purchase Agreement, (iv) the issuance of shares of Common Stock of the Company upon the conversion of Preferred Shares purchased pursuant to the terms and conditions of the Purchase Agreement, (v) the issuance of shares of Common Stock of the Company as a dividend on the Preferred Shares purchased pursuant to the terms and conditions of the Purchase Agreement or (vi) the issuance of shares of Common Stock of the Company upon the exercise of Warrants purchased pursuant to the terms and conditions of the Purchase Agreement.”

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2.     The definition of “Stock Acquisition Date” set forth in Section 1(nn) of the Rights Agreement is hereby amended by adding the following sentence to the end of such definition:

“Notwithstanding anything else set forth in this Agreement, a Stock Acquisition Date shall not be deemed to have occurred by reason of (i) the execution or delivery of the Purchase Agreement by each of the Preferred Purchasers, (ii) the purchase of shares of Preferred Shares by each of the Preferred Purchasers pursuant to the terms and conditions of the Purchase Agreement, (iii) the purchase of Warrants by each of the Preferred Purchasers pursuant to the terms and conditions of the Purchase Agreement, (iv) the issuance of shares of Common Stock of the Company to each of the Preferred Purchasers upon the conversion of Preferred Shares purchased pursuant to the terms and conditions of the Purchase Agreement, (v) the issuance of shares of Common Stock of the Company to each of the Preferred Purchasers as a dividend on the Preferred Shares purchased pursuant to the terms and conditions of the Purchase Agreement or (vi) the issuance of shares of Common Stock of the Company to each of the Preferred Purchasers upon the exercise of Warrants purchased pursuant to the terms and conditions of the Purchase Agreement.”

3.     The definition of “Triggering Event” set forth in Section 1(rr) of the Rights Agreement is hereby amended by adding the following sentence to the end of such definition:

“Notwithstanding anything else set forth in this Agreement, a Triggering Event shall not be deemed to have occurred by reason of (i) the execution or delivery of the Purchase Agreement by each of the Preferred Purchasers, (ii) the purchase of shares of Preferred Shares by each of the Preferred Purchasers pursuant to the terms and conditions of the Purchase Agreement, (iii) the purchase of Warrants by each of the Preferred Purchasers pursuant to the terms and conditions of the Purchase Agreement, (iv) the issuance of shares of Common Stock of the Company to each of the Preferred Purchasers upon the conversion of Preferred Shares purchased pursuant to the terms and conditions of the Purchase Agreement, (v) the issuance of shares of Common Stock of the Company to each of the Preferred Purchasers as a dividend on the Preferred Shares purchased pursuant to the terms and conditions of the Purchase Agreement or (vi) the issuance of shares of Common Stock of the Company to each of the Preferred Purchasers upon the exercise of Warrants purchased pursuant to the terms and conditions of the Purchase Agreement.”

4.     Section 3(a) of the Rights Agreement shall be amended by adding the following sentence to the end thereof:

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“Notwithstanding anything else set forth in this Agreement, no Distribution Date shall be deemed to have occurred by reason of (i) the execution or delivery of the Purchase Agreement by each of the Preferred Purchasers, (ii) the purchase of shares of Preferred Shares by each of the Preferred Purchasers pursuant to the terms and conditions of the Purchase Agreement, (iii) the purchase of Warrants by each of the Preferred Purchasers pursuant to the terms and conditions of the Purchase Agreement, (iv) the issuance of shares of Common Stock of the Company to each of the Preferred Purchasers upon the conversion of Preferred Shares purchased pursuant to the terms and conditions of the Purchase Agreement, (v) the issuance of shares of Common Stock of the Company to each of the Preferred Purchasers as a dividend on the Preferred Shares purchased pursuant to the terms and conditions of the Purchase Agreement or (vi) the issuance of shares of Common Stock of the Company to each of the Preferred Purchasers upon the exercise of Warrants purchased pursuant to the terms and conditions of the Purchase Agreement.”

5.     The Rights Agreement, as amended by this Amendment, shall remain in full force and effect in accordance with its terms, until terminated as provided in the Rights Agreement as so amended.

6.     This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State. This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

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IN WITNESS WHEREOF, the parties herein have caused this Amendment to be duly executed and attested, all as of the date and year first above written.

Attest:		ORCHID BIOSCIENCES, INC.

By:	/s/ Brian P. Keane	By:	/s/ Andrew P. Savadelis

Name: Brian P. Keane		Name: Andrew P. Savadelis
Title: Counsel		Title: Sr. Vice President & CFO

Attest:		AMERICAN STOCK TRANSFER & TRUST COMPANY

By: /s/ Susan Silber		By: /s/ Herbert J. Lemmer

Name: Susan Silber		Name: Herbert J. Lemmer
Title: Assistant Secretary		Title: Vice President